Organization (10-Q) (10-Q Filling [Member])	6 Months Ended
Jun. 30, 2011
10-Q Filling [Member]
Reporting Period For Combined Statements [Line Items]
Organization

NOTE 1: Organization

Independence Realty Trust, Inc. invests in a diversified portfolio of real estate assets, primarily multi-family properties located throughout the United States. References to "we", "us" and "our" refer to Independence Realty Trust, Inc. and its subsidiaries, unless the context requires otherwise.

We conduct our business through our subsidiaries, primarily Independence Realty Operating Partnership, LP, or our operating partnership. We are externally managed by Independence Realty Advisors LLC, or our advisor, a wholly-owned subsidiary of our sponsor, RAIT Financial Trust (NYSE: RAS).

We were formed on March 26, 2009 as a Maryland corporation and intend to qualify and elect to be taxed as a real estate investment trust, or REIT, beginning with the taxable year ending December 31, 2011. We sold 20,000 common shares to our advisor on April 30, 2009, for $10 per share. We invested the proceeds from this sale in the partnership units of our operating partnership. Our advisor contributed $2 to our operating partnership in exchange for 200 limited partner units in our operating partnership. On January 20, 2011, our advisor and other entities affiliated with us were acquired by an affiliate of our sponsor for approximately $2.3 million. On January 20, 2011, our advisor transferred all of its interests in our operating partnership to RAIT NTR Holdings, LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of our sponsor. The holders of the limited partner units have the right to redeem these units for cash in an amount equal to the value of an equivalent number of our common shares, or, at our option, we may purchase such units for cash or by issuing an equal number of our common shares, as permitted by the limited partnership agreement of our operating partnership.

We are offering a minimum of $2,500 in shares and a maximum of $1,000,000 in shares of common stock for sale to the public at a price of $10 per share in our primary offering and 10,000,000 shares at $9.50 per share pursuant to our distribution reinvestment program, which we collectively refer to as our offering. We intend to use substantially all of the net proceeds from our offering to acquire a diverse portfolio of multifamily properties located throughout the United States.

We have retained Independence Realty Securities, LLC, or our dealer manager, a wholly-owned subsidiary of our sponsor, to serve as our dealer manager for our offering. Our dealer manager is responsible for marketing our common shares. Because our advisor and our dealer manager are indirectly owned and controlled by our sponsor, they are affiliated with us and are considered related parties. Our advisor and our dealer manager will receive compensation and fees for services related to our offering and for the investment and management of our assets. The compensation levels during our offering, acquisition and operational stages are based on percentages of offering proceeds, the cost of properties acquired and the annual revenue earned from such properties, respectively.